UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 5, 2006
DECKERS OUTDOOR CORPORATION

(Exact name of registrant as specified in its charter)
Delaware

(State or other jurisdiction of incorporation)

0-22446	95-3015862

(Commission File Number)	(IRS Employer Identification No.)

495A South Fairview Avenue, Goleta, California	93117

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code (805) 967-7611
None

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.
On September 5, 2006 Deckers Outdoor Corporation entered into Amendment Number Eight (the “Amendment”) to its Amended and Restated Credit Agreement with Comerica Bank. The Amendment includes elimination of the Borrowing Base formula requirement, extension of the maturity date to June 1, 2008, and changes to certain covenant requirements.
We currently have no amounts outstanding under the credit facility.
The Amendment is included in this Current Report as Exhibit 10.1. The summary above is qualified in its entirety by reference to such exhibit.
Item 9.01. Financial Statements and Exhibits.
          (d) Exhibits.

Exhibit No.	Description

10.1	Amendment No. 8 to Amended and Restated Credit Agreement among Deckers Outdoor Corporation and Comerica Bank

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deckers Outdoor Corporation

Date: September 6, 2006	/s/ Zohar Ziv

Zohar Ziv, Chief Financial Officer and Executive Vice
President of Finance and Administration

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Amendment No. 8 to Amended and Restated Credit Agreement between Deckers Outdoor Corporation and Comerica Bank